Exhibit 10.1 Acquisition Agreement


                              ACQUISITION AGREEMENT
                              ---------------------

        Acquisition Agreement, made this 11th day of January, 2002 among:

                          INTERNATIONAL WIRELESS, INC.
                         120 Presidential Way, Suite 310
                           Woburn, Massachusetts 01801

                             a Maryland corporation

                                                                 ("Buyer")

                                      and

                                   MITIGO INC.
                         120 Presidential Way, Suite 310
                           Woburn, Massachusetts 01801

                             a Delaware corporation
                                                                 (the "Company")

                                      and

                                  KEVIN WELLS,
                                  JIM LEVINGER,
                                 TOM ANTOGNINI,
                                WALTER ANTOGNINI
                                  PAUL KRONER,
                                   RON MCLEAN,
                                NEIL SEARLS, and
                                   CATHY ROSE

                                                                 (the "Sellers")

     WHEREAS;

A. Buyer, directly and through one or more subsidiaries, intends to engage in the development of Internet-enabled phones and PDAs, m-commerce as a commerce platform, and the development of higher speed advanced generation cellular network and the "Smart Phone" technology.

     B. Company, is engaged in the development of software for Internet-enabled phones and PDAs, to enable m-commerce.

C. The parties hereto deem it to be in the best interest of each of them that Buyer purchase 100 percent of the issued and outstanding capital stock of the Company, and generally succeed to the business of the Company, all pursuant to such terms, provisions and conditions as the parties hereto shall agree.

     NOW, THEREFORE, WITNESSETH, that for and in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:


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A.   PURCHASE AND PAYMENT
     --------------------

     1.   Purchase  and  Sale  of  Stock.


          1.1 Buyer agrees to purchase from Sellers and Sellers agree to sell, assign, transfer and deliver to Buyer 100 percent of the issued and outstanding stock of the Company owned by Sellers as described in Schedule A annexed hereto and made a part hereof (collectively, the "Stock").

          1.2 The purchase and payment for the Stock by Buyer shall take place at the time and in the manner hereinafter provided, and the sale, assignment, transfer and delivery of the Stock by Sellers, shall take place on the Closing Date at the Closing as those terms are hereinafter defined, subject to the fulfillment of the conditions hereinafter provided.

     2.   Purchase Price.

          2.1 The aggregate purchase price of the Stock (the "Purchase Price"), shall be four million three hundred ninety eight thousand (4,398,000) shares of the common stock of the Buyer (the "Purchase Shares").

          2.2 An aggregate of two million nine hundred ninety-eight thousand six (2,998,006) of the Purchase Shares (the "Closing Shares"), will be issued and delivered to the Sellers at the Closing as described in Schedule A.

          2.3 The remaining one million three hundred ninety-nine thousand nine hundred ninety-four (1,399,994) shares (the "Escrow Shares") will be separately issued to the Sellers in the amounts set forth in Schedule A at the Closing and immediately delivered to Jerry Gruenbaum, as escrow agent, pursuant to, and subject to the terms of, the Escrow Agreement to be executed and delivered by the parties at the Closing, which Escrow Agreement will be in the form attached as Schedule B. The Escrow Shares shall be released to the Sellers as follows:

          (1) Upon the determination of the Company's net income for 2002, if the Company's net income for 2002 exceeds $419,399, each Seller shall be immediately entitled to the release from escrow of such number of Escrow Shares registered in the Seller's name, rounded up to the nearest whole share, as shall be determined by (i) dividing the Company's 2002 net income by 3,275,000, and then (ii) multiplying the resulting quotient by the total number of Escrow Shares held in Seller's name. If the Company's net income for 2002 is at or below $419,399, the Escrow Shares that would otherwise have been released from escrow as determined by the formula above but for the fact that the Company's 2002 net income fell below $419,400 shall be referred to as the "Holdover Shares".

          (2) Upon the determination of the net income for 2003, if the sum of the Net Income for 2003 and Net Income for 2002 exceeds $419,400, each Seller shall immediately be entitled to the release from escrow of (i) the Holdover Shares and (ii) such number of remaining Escrow Shares registered in the Seller's name, rounded up to the nearest whole share, as shall be determined by
(a) dividing the Company's 2003 net income by the amount determined by subtracting the Company's 2002 net income from 3,275,000, (b) then multiplying the resulting quotient by the total number of remaining Escrow Shares registered in Seller's name and still held in escrow, other than the Holdover Shares.


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          2.4     The  term  net  income  as  used  in  Paragraph  2.3 above and
Paragraph 2.5 below shall mean the gross revenues of the Company for the applicable calendar year less all expenses of the Company for that year including Buyer's overhead expenses allocated to the Company. Net income shall not include federal and state income taxes on the net income of the Company.

          2.5 The Company will finally determine its net income for the years 2002 and 2003 within sixty (60) days of the end of each such calendar year. To the extent that the Sellers are entitled under Section 2.3 to all or a portion of the Escrow Shares as a result of such net income for 2002 and 2003, the Buyer shall immediately direct the escrow agent holding the Escrow Shares, in accordance with the notice provisions of the Escrow Agreement, to deliver to the Sellers all or such portion of the Escrow Shares to which the Sellers are then entitled. After the net income for the calendar year 2003 has been finally determined, and (ii) all Escrow Shares due to be released from escrow and delivered to Sellers pursuant to Section 2.3 have been so released and delivered, the Buyer will notify the escrow agent, in accordance with the notice provisions of the Escrow Agreement, that all Escrow Shares remaining in escrow, if any, shall be delivered to the Buyer, and any further rights associated with said remaining shares by the Sellers shall forever terminate.

B.    REPRESENTATIONS AND WARRANTIES OF BUYER
      ---------------------------------------

Buyer hereby warrants and represents to Company and Sellers that, as of the date hereof, the following statements are true and correct:

     1.   Corporate Existence; Authority.

          The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has full corporate power and authority to enter into this Agreement and the other agreements contemplated by this Agreement to which it is a party (collectively with this Agreement, the "Buyer Agreements") and to perform its obligations hereunder and thereunder.

     2.   Corporate Approval; Binding Effect

          The Buyer has obtained all necessary authorizations and approvals from its Board of Directors and stockholders required for the execution and delivery of the Buyer Agreements, the consummation of the transactions contemplated hereby and the issuance of the Purchase Shares. The Buyer Agreements have been duly executed and delivered by the Buyer and each constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

     3.   Non-Contravention.

          The execution and delivery by the Buyer of the Buyer Agreements and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provisions of the Certificate of Incorporation (or similar charter document) or By-Laws of the Buyer, each as


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amended  to  date;  or  (b)  constitute  a violation of, or be in conflict with, constitute or create a default under, or result in the creation or imposition of any lien upon any property of the Buyer pursuant to (i) any agreement or instrument to which the Buyer is a party or by which the Buyer or any of its properties is bound or to which the Buyer or any of its properties is subject, or (ii) any statute, judgment, decree, order, regulation or rule of any court or governmental authority to which the Buyer is subject.

     4.   Government Consents.

          NO CONSENT, APPROVAL OR AUTHORIZATION OF, OR REGISTRATION, QUALIFICATION OR FILING WITH, ANY GOVERNMENTAL AGENCY OR AUTHORITY IS REQUIRED FOR THE EXECUTION AND DELIVERY BY THE BUYER OF THE BUYER AGREEMENTS OR FOR THE CONSUMMATION BY THE BUYER OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     5.   Capital Structure.

          The authorized capital of the Buyer consists of (i) fifty million (50,000,000) shares of common stock , ten million nine hundred thirty six thousand one hundred thirty eight (10,936,138) shares of which are issued and outstanding on the date hereof, exclusive of the Purchase Shares and (ii) five million (5,000,000) shares of preferred stock, none of which are issued and outstanding on the date hereof. Additionally, on the date hereof, there are (i) outstanding stock purchase warrants to purchase one million six hundred sixty-four thousand four hundred eighty-two (1,664,482) shares of the Buyer's common stock and (ii) outstanding stock options to purchase five hundred fifty thousand (550,000) shares of common stock. Upon consummation of the transactions contemplated hereby, the Purchase Shares will be issued and outstanding, fully paid and non-assessable. Except for the Purchase Shares, and the outstanding shares, options and warrants described above, there are no commitments for the purchase or sale of, and no options, warrants or other rights to subscribe for or purchase, any securities of the Buyer.

     6.   Litigation.

          The Buyer is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of the Buyer, or materially interfere therewith, nor to the knowledge of the Buyer is there any threatened or pending governmental investigation involving the Buyer or any of its operations, including inquiries, citations or complaints by any federal, state or local administration or agency, which would materially adversely affect the financial condition, business, assets or properties of the Buyer; and there are no outstanding, existing or pending judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect the Buyer or any of the Buyer's properties, businesses, operations, affairs or activities.

     7.   Tax  Returns.

          All returns for federal, state and other governmental income taxes, surtaxes, excess profits taxes, franchise taxes, sales and use taxes, real and personal property taxes and any and all other taxes to which the Buyer, or its assets, operations or income may be subject, due as of the date hereof, have been duly prepared and filed in good faith and all taxes shown thereon have been paid or are accrued on the books of the Buyer.


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     8.   Compliance  with  Law.

          To the best of the Buyer's knowledge, the Buyer has complied in all material respects with and is in compliance in all material respects with all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to the Buyer or any of its properties (including, without limitation, any labor, occupational health, zoning or other law, regulation or ordinance). The Buyer has not committed, been charged with, or been under investigation with respect to, nor does there exist, any violation of any provision of any federal, state or local law or administrative regulation in respect of the Buyer or any of its properties.

     9.   Infringements.

          The Buyer has never been charged with infringement or violation of any adversely held patent, trademark, trade name, or copyright, with claims reading on operations of the Buyer or on apparatus or methods employed by the Buyer in effecting the same, which would materially adversely affect any operation of the Buyer, nor is the Buyer using or in any way making use of any confidential information or trade secrets, of any former employer or any present or past employee of the Buyer except as a result of the acquisition of the business of such former employer.

     10.  Truth  of  Representation.

          No representation by the Buyer made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

C.   REPRESENTATIONS  AND  WARRANTIES  OF  SELLERS  AND  THE  COMPANY
     ----------------------------------------------------------------

Sellers and the Company hereby warrant and represent to Buyer that, as of the date hereof, the following statements are true and correct.

     1.   Corporate  Existence;  Authority.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into this Agreement and the other agreement contemplated by this Agreement to which it is a party (collectively with this Agreement, the "Company Agreements") and to perform its obligations hereunder and thereunder.

     2.   Corporate  Approval;  Binding  Effect

          The Company has obtained all necessary authorizations and approvals from its Board of Directors and stockholders required for the execution and delivery of the Company Agreements to which it is a party and the consummation of the transactions contemplated hereby. This Company Agreements has been duly


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executed  and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

     3.   Non-Contravention

          The execution and delivery by the Company of the Company Agreements and the consummation by the Company of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provisions of the Certificate of Incorporation or By-Laws of the Company, each as amended to date; or (b) constitute a violation of, or be in conflict with, constitute or create a default under, or result in the creation or imposition of any lien upon any property of the Company pursuant to (i) any agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or to which the Company or any of its properties is subject, or (ii) any statute, judgment, decree, order, regulation or rule of any court or governmental authority to which the Company is subject.

     4.   Government  Consents

          NO CONSENT, APPROVAL OR AUTHORIZATION OF, OR REGISTRATION, QUALIFICATION OR FILING WITH, ANY GOVERNMENTAL AGENCY OR AUTHORITY IS REQUIRED FOR THE EXECUTION AND DELIVERY BY THE COMPANY OF THIS AGREEMENT AND THE OTHER ACQUISITION AGREEMENTS TO WHICH IT IS A PARTY OR FOR THE CONSUMMATION BY THE COMPANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     5.   Capital  Structure.

          The authorized capital of the Company consists of three thousand (3,000) shares of common stock, two thousand nine hundred ninety-eight (2,998) shares of which are issued and outstanding on the date hereof. There are no commitments for the purchase or sale of, and no options, warrants or other rights to subscribe for or purchase, any securities of the Company.

     6.   Litigation.

          The Company is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of the Company, or materially interfere therewith, nor to the knowledge of the Company is there any threatened or pending governmental investigation involving the Company or any of its operations, including inquiries, citations or complaints by any federal, state or local administration or agency, which would materially adversely affect the financial condition, business, assets or properties of the Company; and there are no outstanding, existing or pending judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect the Company or any of the Company's properties, businesses, operations, affairs or activities.

     7.   Tax  Returns.

          All returns for federal, state and other governmental income taxes, surtaxes, excess profits taxes, franchise taxes, sales and use taxes, real and personal property taxes and any and all other taxes to which the Company, or its assets, operations or income may be subject, due as of the date hereof, have been duly prepared and filed in good faith and all taxes shown thereon have been paid or are accrued on the books of the Company.

     8.   Compliance  with  Law.

          To the best of the Company's knowledge, the Company has complied in all material respects with and is in compliance in all material respects with all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to the Company or any of its properties (including, without limitation, any labor, occupational health, zoning or other law, regulation or ordinance). The Company has not committed, been charged with, or been under investigation with respect to, nor does there exist, any violation of any provision of any federal, state or local law or administrative regulation in respect of the Company or any of its properties.

     9.   Infringements.

          The Company has never been charged with infringement or violation of any adversely held patent, trademark, trade name, or copyright, with claims reading on operations of the Company or on apparatus or methods employed by the Company in effecting the same, which would materially adversely affect any operation of the Company, nor is the Company using or in any way making use of any confidential information or trade secrets, of any former employer or any present or past employee of the Company except as a result of the acquisition of the business of such former employer.

     10.   Financial  Statements.

          At or prior to the date of this Agreement, the Company has delivered to Buyer internal financial statements as of November 30, 2001, and said internal financial statements, including the related notes and explanatory notes, present fairly the financial position of the Company at the date thereof and the results of its operations for the periods therein indicated, in conformity with generally accepted accounting principals applied on a basis consistent in each case with that of the preceding year. From the date of the most recent reviewed internal balance sheet included in the Company's financials, the Company has:

          (i) Not suffered any material adverse change in its financial condition, assets, liabilities or business;

          (ii) Not affirmatively waived, canceled or compromised any of its rights, debts or claims of substantial value;

          (iii) Not made any distribution to its shareholders, as shareholders, of any assets, by way of dividends, purchase of shares or otherwise, except as disclosed hereto;


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          (iv)    Not mortgaged, pledged or granted a lien or encumbrance on any of its properties or assets, except with respect to equipment purchased by the Company during such period;

          (v) Not sold or transferred any of its assets, tangible or intangible, except motor vehicles and except inventory and other assets sold or disposed of in the ordinary and usual course of business;

          (vi) Not incurred any extraordinary losses, within the meaning of generally accepted accounting principles, and/or incurred or become liable for any obligations or liabilities except current liabilities, within the meaning of generally accepted accounting principles, incurred in the ordinary and usual course of business, or made any extraordinary expenditures, within the meaning of generally accepted accounting principles, other than for the purchase of motor vehicles and for additions and betterments to existing plant, equipment and facilities;

          (vii) Not increased the rate of compensation for any of its officers or directors nor for any executive employees, except as may be in accord with past practices and in the usual and ordinary course of business of the Company;

          (viii) Not experienced any material adverse effect on its business, properties and assets as the result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike, embargo, confiscation of vital equipment, material or inventory, cancellation of contracts by any domestic or foreign government, or any agency thereof, or customer whose business with seller represents 5% or more of sellers gross revenue, riot, activities of armed forces, or acts of God or the public enemy;

          (ix) To the best knowledge of Sellers, has not incurred any liabilities, contingent or otherwise, except those stated in the balance sheet of the Company as of November 30, 2001, and current liabilities incurred in the ordinary and usual course of business since the date of the said balance sheet.

     11.  Ownership  of  Stock.

          All of the issued and outstanding shares of capital stock of the Company are owned by the individuals set forth in Schedule A. Sellers own beneficially and of record the number of shares set forth in Schedule A hereto opposite Seller's name. Sellers holds such stock free and clear of all liens, claims, debts, encumbrances and assessments, and any and all restrictions as to sale, assignment or transferability thereof. Sellers have full right, power and authority to sell, transfer and deliver all of the shares of Stock owned by said Seller and the certificates therefor, sold hereunder, to Buyer in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     12.  Title  to  Technology.

          The Company has good and marketable title to all of its assets, including the rights to the technology as evidenced by a an executed Intellectual Property Agreement with Cobblestone Software, Inc. dated January __, 2002 as set forth on Schedule C hereto, which grants to the Company certain exclusive rights to the technology described in the Intellectual Property Agreement.


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     13.  Peaceable  Possession  of  Assets.

          The ownership and possession of all of the assets of the Company have been peaceable and undisturbed and the title thereto has never been disputed or questioned to the knowledge of the Company; nor does the Company know of any facts by reason of which the possession or title thereof by the Company might be disturbed or questioned or by reason of which any claim to its assets might arise or be set up adverse to the Company.

     14.  Truth  of  Representation.

          No representation by the Company made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

D.   POST-CLOSING  COVENANTS
     ----------------------

Sellers  and  Buyer  hereby  covenant  as  follows:

     1.   Maintenance  of  Company  Existence

          In order to determine the disposition of the Escrow Shares pursuant to
Section 2 of this Agreement, the Buyer covenants that it will maintain the separate existence of the Company as a subsidiary of the Buyer through the earlier of (i) the date all Escrow Shares have been released to the Sellers or
(ii) December 31, 2003. In the event that the Company mergers or consolidates with or into another entity, or in the event that the Buyer sells or directs the sale of all or substantially all of the stock or assets of the Company at any time prior to December 31, 2003, the Buyer agrees to direct the escrow agent holding the Escrow Shares to release all remaining Escrow Shares to the Sellers, notwithstanding any provision to the contrary in Section 2 of this Agreement.

     2.   Securities  Filings

          The Buyer agrees that at the request of any of the Sellers, it will prepare and file, at the Buyer's expense, any and all federal and state securities filings required to be filed by any of the Sellers as a result of the transactions contemplated hereby.

     3.   Publicity.

          All notices to third parties other than Sellers and all other publicity concerning the transactions contemplated by this Agreement shall be planned and coordinated by Buyer.

E.   CONDITIONS PRECEDENT TO CLOSING
     -------------------------------

All obligations of each party under this Agreement and the obligation of each party to consummate the Closing, are subject to the satisfaction, on or before closing, of each of the following conditions:


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     1.   Effectiveness  of  Warranties.

          Each and every one of the warranties and representations of the other parties set forth in this Agreement shall be true at and as of the Closing Date as though such representations were made at and as of such time.

     2.   Deliverables

          The other parties shall have delivered all of the Seller Deliverables or Buyer Deliverables, as applicable, described in Section F of this Agreement.

          In the event any of the foregoing conditions shall not be fulfilled by the responsible party at or prior to the Closing, unless caused by any action or failure to act on the part of the counter party, the counter party shall have the right to terminate the Agreement by notice thereof in writing to the responsible party, and the parties hereto shall be restored as far as possible to status quo, whereupon the parties hereto shall have no further obligations or liabilities hereunder, one against the other, except for the obligations of the parties under Section I hereof which shall survive a termination of this Agreement.

CLOSING
-------

     1.   Time  and  Place.

          The closing under this Agreement (the "Closing") and all deliveries hereunder shall take place at the offices of Mirick, O'Connell, DeMallie & Lougee, 100 Front Street, Worcester, Massachusetts on January 11, 2002 or such other date as shall be agreed upon by all the parties ("the Closing Date").

     2.   Deliverables

     (a) At the Closing, Buyer shall deliver to the Sellers and the Company items (i) through (iv) below and to Jerry Gruenbaum, as escrow agent under the Escrow Agreement, item (v) below (collectively, the "Buyer Deliverables"):

          (i)     this  Acquisition  Agreement,  duly  executed  by  the  Buyer;

          (ii) the Escrow Agreement duly executed by the Buyer and Jerry Gruenbaum, as escrow agent;

          (iii) the Registration Rights Agreement, in the form attached as Schedule D (the "Registration Rights Agreement"), duly executed by Buyer;

          (iv)    the  Closing  Shares;  and

          (v)     the  Escrow  Shares.

     (b)  At  the  Closing,  Sellers and Company shall deliver to Buyer:

          (i) this Acquisition Agreement, duly executed by Sellers and Company;

          (ii)    the  Escrow  Agreement,  duly  executed  by  the  Sellers;

          (iii) the Registration Rights Agreement, duly executed by the Sellers;

          (iv) the original stock certificates representing all of the Stock; and

          (v) stock powers, executed by the Sellers, with respect to the transfer of the Stock to Buyer.

G.   INDEMNIFICATION
     ---------------

1. Sellers and the Company shall indemnify and hold harmless the Buyer from and against any losses, damages or expenses which may be suffered or incurred by Buyer arising from or by reason of the inaccuracy of any statement, representation or warranty of Sellers or the Company made herein or, in any schedule hereto or certificate delivered in connection herewith, or the failure of Sellers or the Company to perform any agreement made by them herein. Buyer shall give Seller prior written notice of any claim, demand, suit or action with respect to which indemnity may be sought pursuant to this Section. Sellers, in every such case, shall have the right at his sole expense and cost to participate in contesting the validity or the amount of any such claim, demand, suit or action. In the event Buyer suffers loss, damage or expense and is entitled to indemnification under this Section, the amount of any such loss, damage or expense shall be assessed against and shall be paid by Sellers subject to the provisions of this Section G(1). Sellers shall have no liability under this Section unless a claim for indemnification is made by the Buyer prior to the Six (6) month anniversary of the Closing. The liability of any single
Seller under this provision shall not exceed the amount determined by multiplying the fair market value of the Buyer's common stock on the date hereof by the number of shares of Buyer's common stock delivered to such Seller on the Closing Date pursuant to Section 2.2 of this Agreement. Notwithstanding anything herein to the contrary, Sellers shall have no liability under this Section for any loss, damage, expense or amount suffered or incurred by Buyer or the Company (a) as a result of any election made by the Buyer or the Company subsequent to the Closing under Section 338 of the Internal Revenue Code of 1954, as amended, or (b) which is covered by insurance maintained by the Company on the Closing Date.

2. The Buyer shall indemnify the Company and Sellers and shall hold the Company and Sellers harmless, on demand, from and against any losses, damages or expenses which may be suffered or incurred by the Company or Seller arising from or by reason of the inaccuracy of any statement, representation or warranty of the Buyer made herein or in any document or instrument delivered by Buyer to Sellers or the Company in connection with the transactions herein contemplated, or the failure of Buyer to perform any agreement or covenant made by it herein or in any document or instrument delivered by Buyer to Sellers or the Company in connection with the transactions herein contemplated.

H.   CONFIDENTIALITY
     ---------------

All information and documentation provided or to be provided by the Company or Sellers to Buyer in connection with this Agreement and the transactions contemplated hereby has been and shall be provided in the strictest confidence. Pending the Closing, Buyer covenants and agrees not to use any of such information or documentation in or for the benefit of any business engaged in directly or indirectly by Buyer and not to furnish or disclose any of such information or documentation to any person or company. If the transactions contemplated by this Agreement are not consummated, Buyer covenants and agrees to return all such information and documentation to the Company and not retain any copies thereof, and Buyer further covenants and agrees to maintain the confidentiality of such information and documentation and to neither use any of it in or for the benefit of any business engaged in directly or indirectly by the Buyer nor furnish or disclose any of it to any person or company.

I.   GENERAL PROVISIONS
     ------------------

     1.   Survival  of  Representations,  Warranties  and  Covenants.

          Except as expressly provided herein, the representations, warranties, covenants, indemnities and other agreements herein contained shall be deemed to be continuing and shall survive the consummation of the transactions contemplated by this Agreement.

     2.   Diligence.

          The parties hereto agree that each shall with reasonable diligence proceed to take all action which may be reasonably required to consummate the transaction herein contemplated.

     3.   Waivers.

     Each  party  hereto  may:

          3.1 Extend the time for performance of any of the obligations of the other party;

          3.2 Waive in writing any inaccuracies in representations and warranties made to it contained in this Agreement or any schedule hereto or any certificate or certificates delivered by any of the other parties pursuant to this Agreement; and

          3.3 Waive in writing the failure of performance of any of the agreements, covenants, obligations or conditions of the other parties herein set forth, or alternatively terminate this Agreement for such failure.

     4.   Non-Waiver.

          The waiver by any party hereto of any breach, default, inaccuracy or failure by another party with respect to any provision in this Agreement or any schedule hereto shall not operate or be construed as a waiver of any other provision thereof or of any subsequent breach thereof.

     5.   Further  Assurances.

          Each party hereto agrees to execute such further documents or instruments, requested by the other party, as may be reasonably necessary or desirable to effect the purposes of this Agreement and to carry out its provisions, at the expense of the party requesting the same.

     6.   Entire  Agreement.

          This Agreement constitutes a complete statement of all the arrangements, understandings and agreements between the parties. There are no representations, warranties, covenants, conditions or other agreements among the parties except as herein specifically set forth, and none of the parties hereto shall rely on any statement by or on behalf of the other parties which is not contained in this Agreement.


     7.   Governing  Law.

          Irrespective of the place of execution or performance of this Agreement, it shall be governed by and construed in accordance with the laws of the State of Massachusetts applicable to contracts made and to be performed in the State of Massachusetts, and cannot be changed, modified, amended or terminated except in writing, signed by the parties hereto.

     8.   Benefit  and  Assignability.

          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that this Agreement cannot be assigned by any party except by or with the written consent of the others. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation other than the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.

     9.   Approval  of  Counsel.

          The form of all legal proceedings and of all papers and documents used or delivered hereunder, shall be subject to the approval of counsels to Buyer and Sellers.

     10.  Costs.

          The Buyer shall bear its own costs and expenses of the transaction. The costs and expenses of Sellers in connection with this Agreement and the transactions contemplated hereby shall be borne and paid by the Sellers.

     11.  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     12.  Notices.

          Any notices and other communications under this Agreement shall be in writing and shall be considered given if delivered personally or mailed by certified mail to the party, for whom such notice is intended, at the address indicated at the outset hereof (or at such other address as such party may specify by notice to the other parties hereto).

     13.  Headings.

          The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     14.  Further  Action.

          Any further action required or permitted to be taken under this Agreement, including giving notices, executing documents, waiving conditions, and agreeing to amendments or modifications, may be taken on behalf of a party by its Board of Directors, its President or any other person designated by its Board of Directors, and when so taken shall be deemed the action of such party.



                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement the day and year first above written.

                                              BUYER
                                              -----

                                              INTERNATIONAL  WIRELESS,  INC.


                                              By:  /s/ Stanley A. Young
                                                 -----------------------------
                                                   Stanley A  Young, Chairman


                                              SELLERS
                                              -------

                                              By:  /s/  Kevin  Wells
                                                 -----------------------------
                                                   Kevin  Wells

                                              By:  /s/  Jim  Levinger
                                                 -----------------------------
                                                   Jim  Levinger

                                              By:  /s/  Tom  Antognini
                                                 -----------------------------
                                                   Tom  Antognini

                                              By:  /s/  Paul  Kroner
                                                 -----------------------------
                                                   Paul  Kroner

                                              By:  /s/  Ron  McLean
                                                 -----------------------------
                                                   Ron  McLean

                                              By:  /s/  Neal  Searls
                                                 -----------------------------
                                                   Neal  Searls

                                              By:  /s/  Cathy  Rose
                                                 -----------------------------
                                                   Cathy  Rose


                                              THE COMPANY
                                              -----------

                                              MITIGO  INC.


                                              By:  /s/  Kevin  Wells
                                                 ----------------------------
                                                   Kevin  Wells,  President

                                   SCHEDULE A

MITIGO  OWNERSHIP  OF  STOCK  AND  ALLOCATION  OF  PURCHASE  SHARES

Name                Mitigo      Allocation     Buyer's     Buyer's Shares
                    Shares     of Purchase   Shares to be    subject to
                     Owned        Shares     received at       escrow
                                               closing       provisions
-------------------------------------------------------------------------

Kevin Wells             1,000     1,466,978     1,000,001         466,977

James Levinger            750     1,100,233       750,000         350,233

Tom Antognini             500       733,489       500,001         233,488

Walter Antognini          500       733,489       500,001         233,488

Paul Kroner                 2         2,934         2,001             933

Ron McLean                  1         1,467         1,001             466

Neil Searls               225       330,070       225,000         105,070

Cathy Rose                 20        29,340        20,001           9,339
                  -----------  ------------  ------------  --------------
                            -             -
    Total:              2,998     4,398,000     2,998,006       1,399,994

                                   SCHEDULE B

                                ESCROW AGREEMENT

     ESCROW AGREEMENT, dated as of January 11th, 2002 (the "Escrow Agreement"), by and among International Wireless, Inc., a Maryland corporation ("IWI"), the individuals whose signatures appear on the signature page hereof (individually a "Stockholder" and collectively, the "Stockholders"), James Levinger, in his capacity as representative of the Stockholders (the "Stockholders'
Representative") and Jerry Gruenbaum, Esq., as escrow agent (the "Escrow Agent"). All capitalized terms used herein without definition shall have the meaning ascribed to them in the Acquisition Agreement (as defined below).

W  I  T  N  E  S  S  E  T  H:

     WHEREAS, IWI, Mitigo, Inc., a Delaware corporation, and the Stockholders have entered into an Acquisition Agreement (the "Acquisition Agreement"), dated as of January 11, 2002; and

     WHEREAS, this Escrow Agreement is being entered into by the parties pursuant to the Acquisition Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, IWI, the Stockholders, the Stockholder's Representative and the Escrow Agent agree as follows:

ARTICLE  I.     ESCROWED  PROPERTY

     1.01 Each of the Stockholders agrees to deliver to Escrow Agent certificates representing the number of outstanding shares of common stock (the "Common Stock") of IWI set forth next to such stockholder's name on the signature page hereof (the "Escrow Certificates"). The Escrow Certificates delivered to the Escrow Agent are hereinafter referred to collectively as the "Escrowed Property."

     1.02 The Escrow Agent agrees to hold or dispose of the Escrowed Property in accordance with the terms of this Escrow Agreement.

     1.03 All dividends and other distributions (whether of cash, securities or other property) upon or in respect of any of the Escrowed Property and all property receivable in substitution or exchange therefor shall be included with and constitute part of the Escrowed Property.

     1.04 All shares of Common Stock included in the Escrowed Property shall be voted in accordance with the instructions of the Stockholders.

ARTICLE  II.     APPLICATION  OF  ESCROWED  PROPERTY

     2.01 The Escrow Agent will hold the Escrowed Property in its possession under the provisions of this Escrow Agreement until authorized hereunder to deliver the Escrowed Property or any specified portion thereof as set forth in
Section  2.02  or  Section  2.04.

     2.02 The Escrow Agent shall distribute the amounts deposited as Escrowed Property:

     (i) promptly upon delivery of and in accordance with a joint written notice (a "Joint Notice") of IWI and the Stockholders' Representative providing instructions therein;

     (ii) if the Escrow Agent receives a written notice (a "Unilateral Notice") from IWI or the Stockholders' Representative providing instructions to release Escrowed Property, the Escrow Agent shall promptly after receipt of such Unilateral Notice deliver a copy of such Unilateral Notice to the other party. If during the ten (10) business day period following delivery to the other party of such copy of the Unilateral Notice, the Escrow Agent has not received from the other party a written objection to such release, then the Escrow Agent shall release such Escrowed Property in accordance with the instructions in the Unilateral Notice to the extent not objected to by the other party. If and to the extent an objection to such release of Escrowed Property has been received by the Escrow Agent from the other party within ten (10) business days after delivery of the Unilateral Notice to such other party, distribution of any of the disputed Escrowed Property shall be made only in accordance with clause (i) above or clause (iii) below; or

     (iii) promptly upon delivery of and in accordance with written notice of IWI or the Stockholders' Representative providing instructions therein and certifying that the dispute with respect to any Escrowed Property has been determined and resolved by entry of a final non-appealable order, decree or judgment by a court of competent jurisdiction in the Commonwealth of Massachusetts (the time for appeal therefrom having expired and no appeal having been perfected), or consent to entry of any judgment concerning a claim, which notice shall be accompanied by a copy of any such order, decree or judgment certified by the clerk of such court.

     2.03 In the event that the Escrow Agent has not received notice pursuant to the provisions of Section 2.02 on or prior to the date that is two years and six months after the Closing Date (the "Termination Date"), the Escrow Agent shall distribute the Escrowed Property to the Stockholders.

ARTICLE  III.     RELATED  PROVISIONS

     3.01 Upon the release and delivery of any amount of the Escrowed Property to any party pursuant to this Escrow Agreement, the Escrow Agent shall also release and deliver to such party any dividends or distributions held as part of the Escrowed Property that are attributable to such amount of Escrowed Property being so released and delivered.

     3.02 In connection with the delivery of written notices to the Escrow Agent by IWI, the Stockholders' Representative, or both such parties, each such written notice shall accurately set forth in each case:

     (a) the number of shares of Common Stock that the Escrow Agent is thereby directed to distribute out of the Escrowed Property;

     (b) the party to whom the Escrow Agent is thereby directed to distribute such amount; and

     (c) the date upon which the Escrow Agent is directed to distribute such amount; and such officer of IWI or the Stockholders' Representative, or both, as the case may be, shall certify as to the compliance of such notice with the provisions hereof.

The Escrow Agent may rely fully on the provisions set forth in any such written notice which on its face complies with the provisions of Article II and this
Section  3.02.

ARTICLE  IV.     SETTLEMENT  OF  DISPUTES

     4.01 Any dispute which may arise between IWI and the Stockholders' Representative under this Escrow Agreement with respect to (a) the delivery, ownership and/or right to possession of the Escrowed Property or any portion thereof, (b) the facts upon which the Escrow Agent's determinations hereunder are based, (c) the duties of the Escrow Agent hereunder or (d) any other questions arising under this Escrow Agreement, shall be settled either by (i) a joint written notice of IWI and the Stockholders' Representative providing instructions to the Escrow Agent therein or (ii) by entry of a final order, decree or judgment by a court of competent jurisdiction in the Commonwealth of Massachusetts (the time for appeal therefrom having expired and no appeal having been perfected).

     4.02 The Escrow Agent shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceeding shall be borne by the Escrow Agent. In the event the terms of a settlement of a dispute hereunder increase the duties or liabilities of the Escrow Agent hereunder and the Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to the Escrow Agent in respect of such increase in its duties or liabilities only upon the Escrow Agent's written assent thereto. Prior to the settlement of any disputes as provided in this Article IV, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, such portion of the Escrowed Property which is the subject of or involved in the dispute.

ARTICLE  V.     CONCERNING  THE  ESCROW  AGENT.

     5.01 The Escrow Agent shall be entitled to reasonable compensation for its services hereunder and shall be reimbursed for all reasonable expenses, disbursements and advances (including reasonable attorneys' fees and expenses) incurred or made by it in performance of its duties hereunder. Such reasonable compensation, disbursement, expenses and advances shall be borne by IWI and shall be paid promptly upon request by the Escrow Agent.

     5.02 The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice (a "Resignation Notice") of such resignation to IWI and Stockholders' Representative specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such Resignation Notice, IWI and Stockholders' Representative shall appoint a mutually agreeable successor Escrow Agent, such successor Escrow Agent to become Escrow Agent hereunder upon the resignation date specified in such notice. If IWI and Stockholders' Representative are unable to agree upon a successor Escrow Agent within 30 days after such notice, the Escrow Agent shall have the right to petition a court of competent jurisdiction to appoint a successor, and the Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Escrowed Property.

     5.03 The Escrow Agent undertakes to perform only such duties as are specifically set forth herein. The Escrow Agent acting or refraining from acting in good faith shall not be liable for any mistake of fact or error of judgment by it or for any acts or omissions by it of any kind unless caused by negligence or willful misconduct, and shall be entitled to rely, and shall be protected in doing so, upon (a) any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so, and (b) the advice of counsel (which may be of the Escrow Agent's own choosing). The Escrow Agent shall have no responsibility for the contents of any writing submitted to it hereunder and shall be entitled in good faith to rely without any liability upon the contents thereof. The Escrow Agent has no responsibilities under, and shall be deemed to have no knowledge of, the provisions of the Acquisition Agreement.

     5.04 IWI and the Stockholders, jointly and severally, agree to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder as a consequence of such indemnifying party's action, and IWI and the Stockholders, jointly and severally, further agree to indemnify the Escrow Agent and hold it harmless against any and all losses, costs, fees and expenses incurred by the Escrow Agent except, in either case for liabilities incurred by the Escrow Agent resulting from its own gross negligence or willful misconduct. The indemnification provided pursuant to this section shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

     5.05 In the event the Escrow Agent becomes involved in any litigation or dispute by reason hereof, it is hereby authorized to deposit with the clerk of a court of competent jurisdiction the Escrowed Property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties hereunder. Also, in the event the Escrow Agent is threatened with litigation by reason hereof, it is hereby authorized to interplead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court the Escrowed Property held by it pursuant hereto and, thereupon, shall stand fully relieved and discharged of any further duties hereunder.

ARTICLE  VI.     STOCKHOLDERS'  REPRESENTATIVE

     6.01 The Stockholders, and each of them, hereby appoint the Stockholders' Representative as their agent to (i) represent, act for and on behalf of, and bind each of the Stockholders in the performance of all of their obligations arising from or relating to this Escrow Agreement, including, without limitation (a) the execution and delivery of any document, certificate or agreement required under this Escrow Agreement to be delivered by the Stockholders; (b) the negotiation and settlement of claims of IWI in respect of the Escrowed Property and the making of any objection to such claims; and (c) the representation of the Stockholders at any arbitration or litigation in respect of the foregoing; (ii) give and receive notices and receive service of process under or pursuant to this Escrow Agreement; and (iii) to represent, act for, and bind each of the Stockholders in the performance of all of their obligations arising from or related to this Escrow Agreement. The Stockholders' Representative hereby accepts such appointment.

     6.02 In the event that the Stockholders' Representative shall resign or otherwise be unable to fulfill its duties hereunder, a successor Stockholders' Representative shall be selected by the Stockholders entitled to a majority of the Escrowed Property as soon as reasonably practicable thereafter. If the Stockholders desire to remove or replace the Stockholders' Representative for any reason, any such Stockholders' Representative may be so removed or replaced by the Stockholders entitled to receive a majority of such Escrowed Property. Any decision, act, consent or instruction of the Stockholders' Representative shall constitute a decision of the Stockholders and shall be conclusive and binding upon the Stockholders, and IWI and the Escrow Agent may rely upon any such decision, act, consent or instruction of the Stockholders' Representative as being the decision, act, consent or instruction of the Stockholders.

ARTICLE  VII.   MISCELLANEOUS

     7.01 This Escrow Agreement will be binding upon, inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto, but neither this Escrow Agreement, nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except with respect to the Escrow
Agent  as  provided  in  Article  V  hereof.

     7.02 This Escrow Agreement contains the entire understanding of the parties with respect to this subject matter, and may be amended only by a written instrument duly executed by IWI, the Escrow Agent and the Stockholders' Representative.

     7.03 All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, recognized national or international overnight delivery service or by facsimile transmission electronically confirmed:

     if  to  IWI:

          International  Wireless,  Inc.
          120 Presidential Way, Suite 310
          Woburn,  MA  01801
          Attention:  President

     if  to  the  Stockholders'
     Representative,  to  Kevin  Wells:

          Mitigo,  Inc.
          120  Presidential Way, Suite 310
          Woburn,  MA  01801

     if  to  the  Escrow  Agent:

          Jerry  Gruenbaum,  Esq.
          54  Hazard  Avenue,  Suite  270
          Enfield,  CT  06082

or, in each case, at such other address as may be specified in writing to the other parties. Each such notice, demand, request or other communication shall be deemed given (i) on the date of such delivery by hand or facsimile transmission electronically confirmed, (ii) on the first business day following the date of such delivery to an overnight delivery service, or (iii) three business days following certified mailing.

     7.04 This Escrow Agreement shall be governed by, and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law rules.

     7.05 This Escrow Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     7.06 This Escrow Agreement shall remain in full force and effect until the Escrow Agent shall have delivered all of the Escrowed Property in its possession in accordance with the terms hereof.

     7.07 Article headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Escrow Agreement.

     IN WITNESS WHEREOF, this Escrow Agreement has been duly executed and delivered by IWI, the Stockholders and the Escrow Agent on the date first above written.

                                 INTERNATIONAL  WIRELESS,  INC.

                                 By:  /s/  Stanley A. Young
                                    -----------------------
                                    Name:  Stanley A. Young
                                    Title: CEO

Number  of  Shares  of                STOCKHOLDERS:
Common  Stock
Placed  in  Escrow

466,977                          /s/  Kevin  Wells
                                 --------------------------
                                 Kevin  Wells

350,233                          /s/  James  Levinger
                                 --------------------------
                                 James  Levinger

233,488                          /s/  Tom  Antognini
                                 --------------------------
                                 Tom  Antognini

233,488                          /s/  Walter  Antognini
                                 --------------------------
                                 Walter  Antognini

9,339                            /s/  Cathy  Rose
                                 --------------------------
                                 Cathy  Rose

933                              /s/  Paul  Kroner
                                 --------------------------
                                 Paul  Kroner

466                              /s/  Ron  McLean
                                 --------------------------
                                  Ron  McLean

105,070                          /s/  Neal  Searls
                                 --------------------------
                                 Neal  Searls

                                 STOCKHOLDERS' REPRESENTATIVE:

                                 /s/  James  Levinger
                                 --------------------------
                                 James  Levinger


                                 ESCROW  AGENT:

                                 /s/  Jerry  Gruenbaum
                                 --------------------------
                                 Jerry  Gruenbaum,  Esq.

                              [ATTACH SCHEDULE C]

                                   SCHEDULE D

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of January 11, 2002, between International Wireless, Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company set forth on Exhibit A hereto (the "Stockholders").

     WHEREAS, this Agreement has been entered into in connection with an Acquisition Agreement, dated as of January 11, 2002 (the "Acquisition Agreement"), among the Company, Mitigo, Inc., a Delaware corporation and the Stockholders.

     NOW,  THEREFORE,  it  is  agreed  as  follows:

     1. Defined Terms. Each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

     (a) Registerable Securities. The term "Registerable Securities" shall mean the shares of common stock of the Company ("Common Stock") listed on Exhibit A received by the Stockholders pursuant to the Acquisition Agreement, and any other securities received in connection with any stock split, stock dividend, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon such shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Registerable Securities has been declared effective by the Securities and Exchange Commission and such registration statement has been continuously effective for a period of nine (9) months, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 145 promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

     (b) Rightsholders. The term "Rightsholders" shall include the Stockholders, all successors and assigns of the Stockholders, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights and obligations of the transferor Rightsholder under this Agreement with respect to the transferred Registerable Securities.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

     (d) Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Acquisition Agreement.

     2.     Registration  Rights.

     (i) Right to Piggy-Back Registration. If at any time on or after the Closing Date the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or pursuant to any employee benefit plans of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable Securities at least 20 days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the 10 days immediately following the giving of the Company Piggy-Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Paragraph 2(b), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion.

     (ii) Expenses. Subject to the provisions of Section 4 hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this Section 2, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

     (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Section 2(b), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this Section 2(b), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (i) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 2 to register any of the Registerable Securities in connection with such registration and (ii) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Section 2 for the same period as the delay in the registration of such other securities. No registration effected under this Section 2(b) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under any other agreement with the Company.

     3.     Registration  Procedures.

     (a) Obligations of the Company. The Company will, in connection with the registration pursuant to Section 2 hereof:

               (i) Prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities to be included for sale in accordance with the intended method(s) of distribution thereof and use its commercially reasonable efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that after such filing, the Company shall, as diligently as practicable, provide to each Rightsholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement.

               (ii) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

               (iii) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by clause (A) of Paragraph 3(a)(viii) hereof cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (iv) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

               (v) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 3(a)(v), (B) subject itself to taxation in any such jurisdiction or
(C) take any action which would subject it to general service of process in any such jurisdiction;

               (vi) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

               (vii) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (A) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (B) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

               (viii) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, if an underwriting agreement is entered into and if the registration is an underwritten registration, (A) make such representations and warranties, if any, to any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (B) obtain opinions of counsel to the Company and updates thereof addressed to each such underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriter(s), (C) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (D) deliver such documents and certificates as may be reasonably requested by the managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Paragraph 3(a)(viii) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

               (ix) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its commercially reasonable best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

          (b) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Section 2 hereof:

               (i) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

               (ii) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C),
(E) and (F) of Paragraph 3(a)(iii) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (A) of Paragraph 3(a)(iii) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Paragraph 3(b)(ii) in a document executed by the Rightsholder.

     4. Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable
Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange or market and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses."

     5.     Indemnification:  Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors, and its legal counsel, accountants, and underwriters, and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement.

     (b) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) any agent thereof, its legal counsel, accountants and underwriters, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements contained in any registration statement, prospectus, or preliminary prospectus (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein or (ii) any violation or alleged violation by such Rightsholder of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement.

     (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (i) hereunder, unless the indemnifying party is actually prejudiced thereby, or (ii) otherwise than under this Section 5. In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, which firm shall be designated in writing by the indemnified party).

     (d) Contribution. If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 5(e), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (i) and (ii) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Limitation. Anything to the contrary contained in this Section 5(e) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

          (f) Survival. The obligations of the Company and the Rightsholders under this Section 5 shall survive the completion of any offering of Registerable Securities in a registration statement under this Agreement.

     6. Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such Rightsholder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of
Section  3  hereof.

     7. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     8. Entire Agreement . This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as set forth herein.

     9. Severability . In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     10. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any state or federal court within the Commonwealth of Massachusetts, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the Commonwealth of Massachusetts for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

     11. Assignment . No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Notwithstanding the foregoing, the rights to cause the Company to register Registerable Securities pursuant to Section 2 may be assigned (but only with all related obligations) by a Rightsholder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or stockholder of a Rightsholder, (ii) is a Rightsholder's spouse or member of such Rightsholder's immediate family, or a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of the Rightsholder's spouse or members of the Rightsholder's immediate family, a trust for the Rightsholder's own self, a charitable remainder trust or an entity that is controlled by one or more of the Rightsholder's immediate family, or (iii) after such assignment or transfer, holds at least 25,000 shares of Registerable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided; (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     12. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented without the written consent of each of the parties hereto. Any of the Stockholders or the Company may, by written notice to the others, (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other, (ii) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (iii) waive compliance with any of the covenants of the other contained in this Agreement and (iv) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     13. Notices. All notices, demands, requests, demands and other communications required or otherwise given under this Agreement shall be in writing and shall be deemed to have been duly given if: (a) delivered by hand against written receipt therefor, (b) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (c) mailed by registered or certified mail, return receipt requested, postage prepaid, or (d) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 p.m., local time, on the date of transmission, addressed as follows (i) If to the Company, to International Wireless, Inc., 120 Presidential Way, Suite 310, Woburn, Massachusetts 01801;
Attention: President; and (ii) if to the Stockholders, to the respective address set forth on the signature pages hereof, or (iii) in the case of any of the parties hereto, at such other address as such party shall have furnished to each of the other parties hereto in accordance with this Section 13. Each such notice, demand, request or other communication shall be deemed given (i) on the date of such delivery by hand, (ii) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission or
(iii)  three  business  days  following  such  mailing.

     14. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     15. Further Assurances. Each party hereto covenants and agrees with all other parties hereto to promptly execute, deliver, file and/or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.


                                     INTERNATIONAL  WIRELESS,  INC.


                                        By:
                                             -------------------------------

                                     Name:
                                     Title:


[SEE  ATTACHED  STOCKHOLDER  COUNTERPART  SIGNATURE  PAGES]

                                    Exhibit A



     Stockholder                         Number of Shares
     -----------                         ----------------


                                   [COMPLETE]







                                  ------------
                                  Total Shares

                  Counterpart Signature Page for Stockholders
                  -------------------------------------------

     The  undersigned  hereby  agrees  to  become  a  party  to  that  certain
Registration Rights Agreement dated as of January _____, 2002 between International Wireless, Inc. and each of the parties listed on Exhibit A who have executed a Counterpart Signature Page to the Registration Rights Agreement.




                                  ------------------------------------------
                                  Name  (printed):
                                                  --------------------------
                                          Address:
                                                  --------------------------
                                                  --------------------------
                                                  --------------------------